EXHIBIT 23. 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form   S-8 of our report dated April 10, 2002, relating to the
financial statements, which appears in the NuWay Energy, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2001.

/s/ Shubitz Rosenbloom & Co., P.A.



Miami, Florida
December 23, 2002